Assets Held for Sale	12 Months Ended
Oct. 30, 2016
Assets Held for Sale
Assets Held for Sale

Note E

Assets Held for Sale

At the end of fiscal year 2016, the Company was actively marketing Clougherty Packing, LLC, parent company of Farmer John and Saag’s Specialty Meats, along with PFFJ, LLC farm operations in California, Arizona, and Wyoming. Through this process, the Company identified the specific assets and liabilities to be sold and allocated goodwill based on the relative fair values of the assets held for sale and the assets that will be retained by the Company. In November 2016, subsequent to the end of the fiscal year, the Company entered into an agreement for the sale. The assets held for sale are reported within the Company’s Refrigerated Foods segment. The assets held for sale are not material to the Company’s annual net sales, net earnings, or earnings per share.

Amounts classified as assets and liabilities held for sale on October 30, 2016, are presented on the Company’s Consolidated Statement of Financial Position within their respective accounts, and include the following:

Assets held for sale (in thousands)
Current assets	$ 80,861
Goodwill	12,703
Intangibles	14,321
Property, plant and equipment	74,812
Total assets held for sale	$ 182,697

Liabilities held for sale (in thousands)
Total current liabilities held for sale	$ 44,066

In fiscal year 2015, the Company began actively marketing a portion of DCB. Through this process, the Company identified the specific assets and liabilities to be sold and allocated goodwill based on the relative fair values of the assets held for sale and the assets that will be retained by the Company. In the second quarter of fiscal year 2016, the Company entered into an agreement for the sale and recorded a $1.0 million impairment charge based on the valuation of the assets as implied by the agreed-upon sales price. During the fourth quarter of fiscal year 2015, a $21.5 million goodwill impairment charge was recorded for the portion of DCB held for sale. The fair value of the net assets to be sold was determined using Level 2 inputs utilizing a market participant bid along with internal valuations of the business. Impairment charge was recorded on the Company’s Consolidated Statements of Operations on the line item “Goodwill impairment charge.” The transaction closed on May 9, 2016, resulting in proceeds, net of selling costs, of a preliminary closing price of $110.1 million, pending working capital adjustments. DCB was reported within the Company’s Specialty Foods segment. DCB provided approximately $256 million of net sales in fiscal year 2015. Net earnings and earnings per share were not material to the consolidated Company.

Amounts classified as assets and liabilities held for sale on October 25, 2015, were presented on the Company’s Consolidated Statement of Financial Position within their respective accounts, and include the following:

Assets held for sale (in thousands)
Current assets	$ 26,057
Goodwill	51,811
Intangibles	5,389
Property, plant and equipment	31,678
Total assets held for sale	$ 114,935

Liabilities held for sale (in thousands)
Total current liabilities held for sale	$ 3,191